                                                                    EXHIBIT 10.5

                                                                     [Execution]

             TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT

      THIS TRADEMARK COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT ("Agreement"), dated as of June __, 2005, is by and between HF ENTERPRISES, INC., a Delaware corporation ("Debtor") and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as agent pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as Lenders (in such capacity "Agent").

                              W I T N E S S E T H :

      WHEREAS, Debtor has adopted, used and is using, and is the owner of the entire right, title, and interest in and to the trademarks, trade names, terms, designs and applications therefor described in Exhibit A hereto and made a part hereof; and

      WHEREAS, Agent and the parties to the Loan Agreement as lenders (each individually a "Lender" and collectively, "Lenders") have entered or are about to enter into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) may make loans and advances and provide other financial accommodations to Debtor and certain affiliates of Debtor (each a "Borrower" and collectively, "Borrowers") as set forth in the Loan and Security Agreement, dated of even date herewith, by and among Borrowers, certain affiliates of Borrowers, Agent and Lenders (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this Agreement (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements"); and

      WHEREAS, in order to induce Agent and Lenders to enter into the Loan Agreement and the other Financing Agreements and to make loans and advances and provide other financial accommodations to Borrowers pursuant thereto, Debtor has agreed to grant to Agent certain collateral security as set forth herein.

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor hereby agrees as follows:

      1. GRANT OF SECURITY INTEREST

      As collateral security for the prompt performance, observance and indefeasible payment in full of all of the Obligations, Debtor hereby grants to Agent, for itself and for the benefit of Secured Parties, a continuing security interest in and a general lien upon, and a collateral assignment of, the following (being collectively referred to herein as the "Collateral"): (a) all of Debtor's now existing or hereafter acquired right, title, and interest in and to: (i) all of Debtor's trademarks, trade names, trade styles and service marks and all applications, registrations and recordings relating to the foregoing as may at any time be filed in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, any political subdivision thereof or in any other country, including, without limitation, the trademarks, terms, designs and applications described in Exhibit A hereto, together with all rights and privileges arising under applicable law with respect to Debtor's use of any trademarks, trade names, trade styles and service marks, and all reissues, extensions, continuation and renewals thereof (all of the foregoing being collectively referred to herein as the "Trademarks"); and (ii) all prints and labels on which such trademarks, trade names, trade styles and service marks appear, have appeared or will appear, and all designs and general intangibles of a like nature; (b) the goodwill of the business symbolized by each of the Trademarks, including, without limitation, all customer lists and other records relating to the distribution of products or services bearing the Trademarks; (c) all present and future license and distribution agreements (subject to the rights of the licensors therein) pertaining to the Trademarks, (d) all income, fees, royalties and other payments at any time due or payable with respect thereto, including, without limitation, payments under all licenses at any time entered into in connection therewith; (e) the right to sue for past, present and future infringements thereof; (f) all rights corresponding thereto throughout the world; and (g) any and all other proceeds of any of the foregoing, including, without limitation, damages and payments or claims by Debtor against third parties for past or future infringement of the Trademarks.

      2. OBLIGATIONS SECURED

      The security interest, lien and other interests granted to Agent, for the benefit of Secured Parties, pursuant to this Agreement shall secure the prompt performance, observance and payment in full of any and all Obligations.

      3. REPRESENTATIONS, WARRANTIES AND COVENANTS

      Debtor hereby represents, warrants and covenants with and to Agent the following (all of such representations, warranties and covenants being continuing so long as any of the Obligations are outstanding):

      (a) Debtor shall pay and perform all of the Obligations according to their terms.

      (b) All of the existing Collateral is valid and subsisting in full force and effect, and Debtor owns the sole, full and clear title thereto, and the right and power to grant the security interest and collateral assignment granted hereunder. Debtor shall, at Debtor's expense, perform all acts and execute all documents necessary to maintain the existence of the Collateral consisting of registered Trademarks as registered trademarks and to maintain the existence of all of the Collateral as valid and subsisting, including, without limitation, the filing of any renewal affidavits and applications. The Collateral is not subject to any liens, claims, mortgages, assignments, licenses, security interests or encumbrances of any nature whatsoever, except: (i) the security interests granted hereunder and pursuant to the Loan Agreement, (ii) the security interests permitted under the Loan Agreement, and (iii) the licenses permitted under Section 3(e) below.

      (c) Debtor shall not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license relating to the Collateral, or otherwise dispose of any of the Collateral, in each case without the prior written consent of Agent, except as otherwise permitted herein or in the Loan Agreement. Nothing in this Agreement shall be deemed a consent by Agent or any Lender to any such action, except as such action is expressly permitted hereunder.

      (d) Debtor shall, at Debtor's expense, promptly perform all acts and execute all documents requested at any time by Agent to evidence, perfect, maintain, record or enforce the security interest in and collateral assignment of the Collateral granted hereunder or to otherwise further the provisions of this Agreement. Debtor hereby authorizes Agent to execute and file one or more financing statements (or similar documents) with respect to the Collateral. Debtor further authorizes Agent to have this Agreement or any other similar security agreement filed with the Commissioner of Patents and Trademarks or any other appropriate federal, state or government office.

      (e) As of the date hereof, Debtor does not have any Trademarks registered, or subject to pending applications, in the United States Patent and Trademark Office or any similar office or agency in the United States, any State thereof, any political subdivision thereof or in any other country, other than those described in Exhibit A hereto and has not granted any licenses with respect thereto other than as set forth in Exhibit B hereto.

      (f) Debtor shall, concurrently with the execution and delivery of this Agreement, execute and deliver to Agent five (5) originals of a Special Power of Attorney in the form of Exhibit C annexed hereto for the implementation of the assignment, sale or other disposition of the Collateral pursuant to Agent's exercise of the rights and remedies granted to Agent hereunder.

      (g) Agent may, in its discretion, pay any amount or do any act which Debtor fails to pay or do as required hereunder or as requested by Agent to preserve, defend, protect, maintain, record or enforce the Obligations, the Collateral, or the security interest and collateral assignment granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, attorneys' fees and legal expenses. Debtor shall be liable to Agent for any such payment, which payment shall be deemed an advance by Agent to Debtor, shall be payable on demand together with interest at the rate then applicable to the indebtedness of Borrowers to Agent set forth in the Loan Agreement and shall be part of the Obligations secured hereby.

      (h) Debtor shall not file any application for the registration of a Trademark with the United States Patent and Trademark Office or any similar office or agency in the United States, any State thereof, any political subdivision thereof or in any other country, unless Debtor has given Agent prompt written notice of such action. If, after the date hereof, Debtor shall
(i) obtain any registered trademark or trade name, or apply for any such registration in the United States Patent and Trademark Office or in any similar office or agency in the United States, any State thereof, any political subdivision thereof or in any other country, or (ii) become the owner of any trademark registrations or applications for trademark registration used in the United States or any State thereof, political subdivision thereof or in any other country, the provisions of Section 1 hereof shall automatically apply thereto. Upon the request of Agent, Debtor shall promptly execute and deliver to Agent any and all assignments, agreements, instruments, documents and such other papers as may be requested by Agent to evidence the security interest in and collateral assignment of such Trademark in favor of Agent.

      (i) Debtor has not abandoned any of the Trademarks and Debtor will not do any act, nor omit to do any act, whereby the Trademarks may become abandoned, invalidated, unenforceable, avoided, or avoidable. Debtor shall notify Agent immediately if it knows or has reason to know of any reason why any application, registration, or recording with respect to the Trademarks may become abandoned, canceled, invalidated, avoided, or avoidable.

      (j) Debtor shall render any assistance, as Agent shall determine is necessary, to Agent in any proceeding before the United States Patent and Trademark Office, any federal or state court, or any similar office or agency in the United States, any State thereof, any political subdivision thereof or in any other country, to maintain such application and registration of the Trademarks as Debtor's exclusive property and to protect Agent's interest therein, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference, and cancellation proceedings.

      (k) No material infringement or unauthorized use presently is being made of any of the Trademarks that would adversely affect in any material respect the fair market value of the Collateral or the benefits of this Agreement granted to Agent and Lenders, including, without limitation, the validity, priority or perfection of the security interest granted herein or the remedies of Agent and Lenders hereunder. There has been no judgment holding any of the Trademarks invalid or unenforceable, in whole or part nor is the validity or enforceability of any of the Trademarks presently being questioned in any litigation or proceeding to which Debtor is a party. Debtor shall promptly notify Agent if Debtor (or any affiliate or subsidiary thereof) learns of any use by any person of any term or design which infringes on any Trademark or is likely to cause confusion with any Trademark. If requested by Agent, Debtor, at Debtor's expense, shall join with Agent in such action as Agent, in Agent's discretion, may deem advisable for the protection of Agent's interest in and to the Trademarks.

      (l) Debtor assumes all responsibility and liability arising from the use of the Trademarks and Debtor hereby indemnifies and holds Agent and Lenders harmless from and against any claim, suit, loss, damage, or expense (including attorneys' fees and legal expenses) arising out of any alleged defect in any product manufactured, promoted, or sold by Debtor (or any affiliate or subsidiary thereof) in connection with any Trademark or out of the manufacture, promotion, labeling, sale or advertisement of any such product by Debtor (or any affiliate or subsidiary thereof). The foregoing indemnity shall survive the payment of the Obligations, the termination of this Agreement and the termination or non-renewal of the Loan Agreement.

      (m) Debtor shall promptly pay Agent and Lenders for any and all expenditures made by Agent pursuant to the provisions of this Agreement or for the defense, protection or enforcement of the Obligations, the Collateral, or the security interests and collateral assignment granted hereunder, including, but not limited to, all filing or recording fees, court costs, collection charges, travel expenses, and attorneys' fees and legal expenses. Such expenditures shall be payable on demand, together with interest at the rate then applicable to the indebtedness of Borrowers to Agent set forth in the Loan Agreement and shall be part of the Obligations secured hereby.

      4. EVENTS OF DEFAULT

      All Obligations shall become immediately due and payable, without notice or demand, at the option of Agent, upon the occurrence of any Event of Default, as such term is defined in the Loan Agreement (each an "Event of Default" hereunder).

      5. RIGHTS AND REMEDIES

      At any time an Event of Default exists or has occurred and is continuing, in addition to all other rights and remedies of Agent or any Lender, whether provided under this Agreement, the Loan Agreement, the other Financing Agreements, applicable law or otherwise, Agent shall have the following rights and remedies which may be exercised without notice to, or consent by, Debtor except as such notice or consent is expressly provided for hereunder:

      (a) Agent may require that neither Debtor nor any affiliate or subsidiary of Debtor make any use of the Trademarks or any marks similar thereto for any purpose whatsoever. Agent may make use of any Trademarks for the sale of goods, completion of work-in-process or rendering of services or otherwise in connection with enforcing any other security interest granted to Agent by Debtor or any subsidiary or affiliate of Debtor or for such other reason as Agent may determine.

      (b) Agent may grant such license or licenses relating to the Collateral for such term or terms, on such conditions, and in such manner, as Agent shall in its discretion deem appropriate. Such license or licenses may be general, special or otherwise, and may be granted on an exclusive or non-exclusive basis throughout all or any part of the United States of America, its territories and possessions, and all foreign countries.

      (c) Agent may assign, sell or otherwise dispose of the Collateral or any part thereof, either with or without special conditions or stipulations except that if notice to Debtor of intended disposition of Collateral is required by law, the giving of ten (10) days prior written notice to Debtor of any proposed disposition shall be deemed reasonable notice thereof and Debtor waives any other notice with respect thereto. Agent shall have the power to buy the Collateral or any part thereof, and Agent shall also have the power to execute assurances and perform all other acts which Agent may, in its discretion, deem appropriate or proper to complete such assignment, sale, or disposition. In any such event, Debtor shall be liable for any deficiency.

      (d) In addition to the foregoing, in order to implement the assignment, sale, or other disposition of any of the Collateral pursuant to the terms hereof, Agent may at any time execute and deliver on behalf of Debtor, pursuant to the authority granted in the Powers of Attorney described in Section 3(f) hereof, one or more instruments of assignment of the Trademarks (or any application, registration, or recording relating thereto), in form suitable for filing, recording, or registration. Debtor agrees to pay Agent on demand all costs incurred in any such transfer of the Collateral, including, but not limited to, any taxes, fees, and attorneys' fees and legal expenses. Debtor agrees that Agent and Lenders have no obligation to preserve rights to the Trademarks against any other parties.

      (e) Agent may first apply the proceeds actually received from any such license, assignment, sale or other disposition of any of the Collateral to the costs and expenses thereof, including, without limitation, attorneys' fees and all legal, travel and other expenses which may be incurred by Agent. Thereafter, Agent may apply any remaining proceeds to such of the Obligations as Agent may in its discretion determine. Debtor shall remain liable to Agent for any of the Obligations remaining unpaid after the application of such proceeds, and Debtor shall pay Agent on demand any such unpaid amount, together with interest at the rate then applicable to the indebtedness of Borrowers to Agent set forth in the Loan Agreement.

      (f) Debtor shall supply to Agent or to Agent's designee, Debtor's knowledge and expertise relating to the manufacture, sale and distribution of the products and services bearing the Trademarks and Debtor's customer lists and other records relating to the Trademarks and the distribution thereof.

      (g) Nothing contained herein shall be construed as requiring Agent to take any such action at any time. All of Agent's rights and remedies, whether provided under this Agreement, the other Financing Agreements, applicable law, or otherwise, shall be cumulative and none is exclusive. Such rights and remedies may be enforced alternatively, successively, or concurrently.

      6. JURY TRIAL WAIVER; OTHER WAIVERS AND CONSENTS; GOVERNING LAW

      (a) The validity, interpretation and enforcement of this Agreement and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

      (b) Debtor and Agent irrevocably consent and submit to the non-exclusive jurisdiction of the Supreme Court of the State of New York in New York County and the United States District Court for the Southern District of New York, whichever Agent may elect, and waive any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Agreement or any of the other Financing Agreements or in any way connected with or related or incidental to the dealings of Debtor and Agent or any Lender in respect of this Agreement or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agree that any dispute with respect to any such matters shall be heard only in the courts described above (except that Agent shall have the right to bring any action or proceeding against Debtor or its property in the courts of any other jurisdiction which Agent deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against Debtor or its property).

      (c) Debtor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by U.S. certified mail (return receipt requested) directed to its address set forth herein and service so made shall be deemed to be completed immediately upon receipt thereof by Debtor, or, at Agent's option, by service upon Debtor in any other manner provided under the rules of any such courts. Within thirty (30) days after such service, Debtor shall appear in answer to such process, failing which Debtor shall be deemed in default and judgment may be entered by Agent against Debtor for the amount of the claim and other relief requested.

      (d) DEBTOR AND AGENT EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF DEBTOR AND AGENT OR ANY LENDER IN RESPECT OF THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. DEBTOR AND AGENT EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT DEBTOR OR AGENT MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF DEBTOR AND AGENT TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

      (e) Notwithstanding any other provision contained herein, Agent and Lenders shall not have any liability to Debtor (whether in tort, contract, equity or otherwise) for losses suffered by Debtor in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Agent or such Lender that the losses were the result of acts or omissions constituting gross negligence or willful misconduct. In any such litigation, Agent and each Lender shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of this Agreement and the other Financing Agreements.

      7. MISCELLANEOUS

      (a) All notices, requests and demands hereunder shall be in writing and deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next business day, one (1) business day after sending; and if by certified mail, return receipt requested, five (5) days after mailing by deposit (postage prepaid) in the U.S. mail. All notices, requests and demands upon the parties are to be given to the following addresses (or to such other address as any party may designate by notice in accordance with this Section):

            If to Debtor: HF Enterprises, Inc.
                          One Fashion Way
                          Baldwyn, Mississippi 38824-8547
                          Attention: Bruce D. Smith
                          Telephone No.: 662-365-6112
                          Telecopy No.: 662-365-6025

            If to Agent:  Wachovia Bank, National Association,
                          as Agent
                          Heritage Square II
                          5001 LBJ Freeway, Suite 1050
                          Dallas, Texas 75244
                          Attention: Portfolio Manager
                          Telephone No.: 214-761-9044
                          Telecopy No.: 214-748-9118

      (b) All references to the plural herein shall also mean the singular and to the singular shall also mean the plural. All references to Debtor, Agent, any Lender and Borrowers pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns. The words "hereof," "herein," "hereunder," "this Agreement" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not any particular provision of this Agreement and as this Agreement now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced. An Event of Default shall exist or continue or be continuing until such Event of Default is waived in accordance with Section 7(e) hereof or the provisions of the Loan Agreement. All references to the term "Person" or "person" herein shall mean any individual, sole proprietorship, partnership, corporation (including, without limitation, any corporation which elects subchapter S status under the Internal Revenue Code of 1986, as amended), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock company, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof. Unless otherwise defined herein, capitalized terms used herein and not defined herein shall have the meaning given to such term in the Loan Agreement.

      (c) This Agreement, the other Financing Agreements and any other document referred to herein or therein shall be binding upon Debtor and its successors and assigns and inure to the benefit of and be enforceable by Agent and its successors and assigns.

      (d) If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

      (e) Neither this Agreement nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of Agent. Agent shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and signed by an authorized officer of Agent. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Agent of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Agent would otherwise have on any future occasion, whether similar in kind or otherwise.

      (f) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement.

Delivery of an executed counterpart of this Agreement by telefacsimile or other means of electronic transmission shall have the same force and effect as the delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other means of electronic transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, Debtor and Agent have executed this Agreement as of the day and year first above written.

                                    HF ENTERPRISES, INC.

                                    By: _____________________________

                                    Title: ____________________________

                                    WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                    Agent

                                    By: _____________________________

                                    Title: ____________________________

STATE OF _______________   )
                           ) ss.:
COUNTY OF _____________    )

      On this ___ day of _________, 2005, before me personally came __________________, to me known, who being duly sworn, did depose and say, that he/she is the ________________ of HF ENTERPRISES, INC., the corporation described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of said corporation.

                                    _________________________________

                                             Notary Public

STATE OF _______________   )
                           ) ss.:
COUNTY OF _____________    )

      On this ____ day of June, 2005, before me personally came ___________________, to me known, who, being duly sworn, did depose and say, that he/she is the _________________ of WACHOVIA BANK, NATIONAL ASSOCIATION, the corporation described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of said corporation.

                                    _________________________________

                                             Notary Public

                                    EXHIBIT A
                                       TO
                         TRADEMARK COLLATERAL ASSIGNMENT
                             AND SECURITY AGREEMENT

                  LIST OF TRADEMARKS AND TRADEMARK APPLICATIONS

                                   Registration                 Registration                 Expiration
        Trademark                     Number                        Date                        Date
        ---------                     ------                        ----                        ----
 America's Fabric Store              2,090,281                    08/19/97                    08/19/07
     Hancock Fabrics                 2,161,840                    06/02/98                    06/02/08
Lauren Hancock Collection            2,615,823                    09/03/02                    09/03/08
    Sew Perfect (oil)                1,974,041                    05/14/96                    05/14/06
   Sew Perfect (tools)               1,971,704                    04/30/96                    04/30/06
   Sew Perfect (sewing               1,974,042                    05/14/96                    05/14/06
    gauges/measures)
  Sew Perfect (bobbins,              1,971,703                    04/30/96                    04/30/06
     needles, etc.)
     The Fabric Card                 1,970,555                    04/23/96                    04/23/06
Hancock Fabrics - Canada            TMA594,330                    11/07/03                    11/07/18

 Trademark            Application/Serial       Application
Application                Number                 Date
-----------                ------                 ----
None

                                    EXHIBIT B
                                       TO
                         TRADEMARK COLLATERAL ASSIGNMENT
                             AND SECURITY AGREEMENT

                                LIST OF LICENSES

                                      None.

                                    EXHIBIT C
                                       TO
                         TRADEMARK COLLATERAL ASSIGNMENT
                             AND SECURITY AGREEMENT

                            SPECIAL POWER OF ATTORNEY

STATE OF _______________   )
                           ) ss.:
COUNTY OF _____________    )

      KNOW ALL MEN BY THESE PRESENTS, that HF ENTERPRISES, INC. ("Debtor"), having an office at One Fashion Way, Baldwyn, Mississippi 38824-8547 hereby appoints and constitutes, severally, WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent ("Agent"), and each of its officers, its true and lawful attorney, with full power of substitution and with full power and authority to perform the following acts on behalf of Debtor:

      1. Execution and delivery of any and all agreements, documents, instrument of assignment, or other papers which Agent, in its discretion, deems necessary or advisable for the purpose of assigning, selling, or otherwise disposing of all right, title, and interest of Debtor in and to any trademarks and all registrations, recordings, reissues, extensions, and renewals thereof, or for the purpose of recording, registering and filing of, or accomplishing any other formality with respect to the foregoing.

      2. Execution and delivery of any and all documents, statements, certificates or other papers which Agent, in its discretion, deems necessary or advisable to further the purposes described in Subparagraph 1 hereof.

      This Power of Attorney is made pursuant to a Trademark Collateral Assignment and Security Agreement, dated of even date herewith, between Debtor and Agent (the "Security Agreement") and is subject to the terms and provisions thereof. This Power of Attorney, being coupled with an interest, is irrevocable until all "Obligations", as such term is defined in the Security Agreement, are paid in full and the Security Agreement is terminated in writing by Agent.

Dated:  _________, 2005             HF ENTERPRISES,INC.

                                    By:__________________________________

                                    Title: ________________________________

STATE OF _______________   )
                           ) ss.:
COUNTY OF _____________    )

      On this ___ day of _________, 2005, before me personally came __________________, to me known, who being duly sworn, did depose and say, that he/she is the ________________ of HF ENTERPRISES, INC., the corporation described in and which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the Board of Directors of said corporation.

                                    ________________________________

                                             Notary Public